DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Q4 2022 – Earnings Conference Call Supplemental Materials February 21, 2023 – based on financial results as of December 31, 2022 Exhibit 99.3

DELIVERING GOODS for THE GOOD of ALL /// 2 Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K. Forward Looking Statements

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q4-22 Conference Call 3 Adjusted EPS* from continuing operations of $0.44, up $0.10 sequentially and $0.36 YoY FLRD improves to 25.1%; utilization holds at 97.9% Completed acquisition of Holden America, a manufacturer of bi-level autorack chock systems * See appendix for reconciliation of non-GAAP measures 2023 EPS Guidance of $1.50 to $1.70 reflects higher deliveries, higher lease rates, and improved segment margins

DELIVERING GOODS for THE GOOD of ALL /// Rail Market Update and Commercial Overview 4 Rail Traffic Impacted by Labor Shortages (1) Railcar Storage Levels Remain Low (2) FLRD and Utilization are Favorable Received Large Multi-Year Order in Q3 2022 Fl ee t U ti liz at io n FLR D Fleet Utilization FLRD (3) Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 90% 95% 100% —% 10% 20% 30% Orders Deliveries Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 0 5,000 10,000 15,000 20,000 See appendix for footnotes 2020 2021 2022 2023 Five-Year Average 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 500,000 625,000 750,000 Storage Rate Five-Year Average Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 15% 20% 25% 30% 35%

DELIVERING GOODS for THE GOOD of ALL /// Q4-22 Financial Results Summary – Year over Year 5 Q4-22 Revenue $591M Q4-22 Cash Flow, Continuing Ops1 $62M Q4-22 EPS, Adjusted* $0.44 Q4-22 Adjusted Free Cash Flow1* $138M * See appendix for reconciliation of non-GAAP measures +450% +25% -69% +394% (1) Q4 2021 cash flow from continuing ops included $189 million income tax refund

DELIVERING GOODS for THE GOOD of ALL /// FY22 Financial Results Summary – Year over Year 6 FY22 Revenue $2.0B FY22 Cash Flow, Continuing Ops1 $9M FY22 EPS, Adjusted* $0.94 FY22 Adjusted Free Cash Flow1* $138M * See appendix for reconciliation of non-GAAP measures +30% -99% -74%+176% (1) 2022 cash flow from continuing ops impacted by elevated working capital related to higher volumes of railcar deliveries and continued supply chain challenges; 2021 cash flow included $438 million of income tax refunds

DELIVERING GOODS for THE GOOD of ALL /// Trinity Business Segment Performance Trends 7 Rail Products Segment Revenue Drivers ◦ Quarterly revenue improved with higher volume of deliveries and favorable pricing and product mix Rail Products Margin Performance Drivers ◦ Operating margin of 2.8% in the quarter reflects labor inefficiencies ▪ Segment margin includes gains from insurance recoveries in Q4 2021, Q1 2022, and Q3 2022 Leasing Operations Revenue and Operating Profit Margin (1) Rail Products Segment Revenue and Operating Profit Margin See appendix for footnotes (i n m ill io n s) Leasing Operations Revenue OP Margin Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $— $50 $100 $150 $200 —% 20% 40% 60% (i n m ill io n s) Rail Products Revenue Maintenance Services Revenue OP Margin Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $— $250 $500 $750 —% 2% 4% 6% Leasing Segment Revenue Drivers ◦ Fleet utilization of 97.9%, renewal success rate of 85% ◦ FLRD improves to 25.1% ◦ Revenue higher due to net lease fleet investment activities, higher utilization, and improved renewal rates Leasing Margin Performance Drivers ◦ Margin slightly up sequentially driven by net lease fleet investment activities, partially offset by fleet operating costs

DELIVERING GOODS for THE GOOD of ALL /// Executing on Strategic Initiatives to Improve Pre-Tax ROE 8 LTV(1) of 65.7% Balance Sheet Optimization Completed acquisition of Holden America in Q4, a manufacturer of multi-level vehicle securement and protection systems, gravity- outlet gates, and gate accessories for freight rail Strategic Growth Continued focus on lower breakeven points Enhance value of outsourced fabrication activities Manufacturing Cost Improvement Increased quarterly dividend by approximately 13% to $0.26 per share New share repurchase authorization of $250M with no expiration authorized by the Board of Directors in Q4 Capital Allocation Execution Full year net investment in lease fleet of $178M Fleet utilization of 97.9% at pre-pandemic levels Lease Fleet Optimization *See appendix for footnotes and reconciliation of non-GAAP measures Lower Cost of Capital | Reduce Cyclicality | Improve Rail Supply Chain LTM Q4-22* LT Goal 9.6% 10.4% Mid-Teen Pre-Tax ROE Goal

Strong Performance Trends and Key Highlights

Q4 2022 Financial Summary:

Income Statement:

- Total revenues of $591M reflect higher external railcar deliveries and improved pricing
- Earnings per share from continuing operations of $0.46
    - Adjusted EPS of $0.44*
- Benefited from $236M in lease portfolio sales

Full Year Cash Flow:

- Cash flow impacted by cyclical shifts in anticipation of higher volumes of railcar deliveries and continued supply chain challenges
    - Cash flow from continuing operations of $9M
    - Adjusted free cash flow of $138M* after investments and dividends
- Net lease fleet investment of $178M
- Investment of $38M in manufacturing and general capex
- Shareholder returns of $154M through share repurchases and dividends paid

Revenue and EPS Growth Improvement



$600
$400
$200
$–
(in millions)
$0.50
$0.25
$–
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22
Leasing
Rail Products
Adj EPS, Cont Ops (Diluted) *

Cash Flow Reflects Supply Chain Challenges and Timing



$750
$500
$250
$–
(in millions)
FY20
FY21
FY22
Cash Flow from Cont Ops
Adjusted Free Cash Flow *

TRINITY INDUSTRIES

* See appendix for reconciliation of non-GAAP measures

DELIVERING GOODS for THE GOOD of ALL ///
9

Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation

LIQUIDITY

Cash & Equivalents
$80M

Revolver Availability
$208M

Warehouse Availability
$110M

Solid Liquidity of $398M[(1)]

DEBT STRUCTURE

Recourse Debt
$624M @ ~5.1%[(1)]

Non-recourse Debt
$5.0B @ ~3.8%[(1)]

- Low-cost funds
- Flexible term structures
- No maturities until 2024

Attractive Debt Structures

CAPITAL LEVERS

Unencumbered Railcars
$335M

- Pledge to warehouse
- Additional assets can be sold or financed
- LTV of 65.7% for the wholly-owned lease portfolio as of Q4-22[(2)]

Conservative Capitalization

TRINITY INDUSTRIES
See appendix for footnotes
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DELIVERING GOODS for THE GOOD of ALL /// Management Outlook for Business Performance 11 C ap it al A llo ca ti on FY 2023 Summary Detail Industry Deliveries 40K — 45K railcars Does not include sustainable railcar conversions Net Fleet Investment $250M — $350M Supports 3 year net fleet investment target of $500M — $600M Manufacturing and General Capital Expenditures $40M — $50M Investments in safety, efficiency, and automation EPS from Continuing Operations $1.50 — $1.70 Excludes items outside of our normal business operations Any forward-looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q4-22 Conference Call 12 Adjusted EPS* from continuing operations of $0.44, up $0.10 sequentially and $0.36 YoY FLRD improves to 25.1%; utilization holds at 97.9% Completed acquisition of Holden America, a manufacturer of bi-level autorack chock systems * See appendix for reconciliation of non-GAAP measures 2023 EPS Guidance of $1.50 to $1.70 reflects higher deliveries, higher lease rates, and improved segment margins

DELIVERING GOODS for THE GOOD of ALL /// Trinity Q4-22 Earnings Conference Call 13 Q&A

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results 14 Three Months Ended December 31, 2022 (in millions, except per share amounts) GAAP Interest expense, net (1) Income tax effect of CARES Act Adjusted Operating profit $ 113.5 $ — $ — $ 113.5 Income (loss) from continuing operations before income taxes $ 53.0 $ (0.4) $ — $ 52.6 Provision (benefit) for income taxes $ 10.2 $ — $ 0.6 $ 10.8 Income (loss) from continuing operations $ 42.8 $ (0.4) $ (0.6) $ 41.8 Net income from continuing operations attributable to Trinity Industries, Inc. $ 37.9 $ (0.4) $ (0.6) $ 36.9 Diluted weighted average shares outstanding 83.1 83.1 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.46 $ 0.44 (1) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of interest expense, net, the income tax effects of the CARES Act, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

Reconciliation: Adjusted Operating Results

	Year Ended December 31, 2022 (in millions, except per share amounts)					
	GAAP	Gains on dispositions of property – other [(1)]	Restructuring activities, net	Interest expense, net [(2)]	Income tax effect of CARES Act	Adjusted
Operating profit	$ 334.0	$ (7.5)	$ 1.0	$ —	$ —	$ 327.5
Income (loss) from continuing operations before income taxes	$ 126.5	$ (7.5)	$ 1.0	$ (1.4)	$ —	$ 118.6
Provision (benefit) for income taxes	$ 27.6	$ (1.9)	$ 0.3	$ (0.3)	$ 0.6	$ 26.3
Income (loss) from continuing operations	$ 98.9	$ (5.6)	$ 0.7	$ (1.1)	$ (0.6)	$ 92.3
Net income from continuing operations attributable to Trinity Industries, Inc.	$ 86.1	$ (5.6)	$ 0.7	$ (1.1)	$ (0.6)	$ 79.5
Diluted weighted average shares outstanding	84.2					84.2
Diluted income from continuing operations per common share attributable to Trinity Industries, Inc.	$ 1.02					$ 0.94

(1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
(2) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets.

We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, restructuring activities, interest expense, net, the income tax effects of the CARE Act, and certain other transactions or events (as applicable).These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES DELIVERING GOODS *for* THE GOOD *of* ALL /// 15

Reconciliation: *Walking Adjusted FCF Beyond Lease Investment*

	FY 2020	FY 2021	Q4-22	FY 2022
		(in millions)		
Net cash provided by operating activities – continuing operations [1]	$ 622.0	$ 615.6	$ 61.8	$ 9.2
Proceeds from lease portfolio sales *	138.7	454.3	235.9	750.7
Capital expenditures – manufacturing and other	(95.9)	(23.6)	(12.3)	(38.0)
Dividends paid to common shareholders	(91.7)	(88.5)	(18.6)	(76.9)
Equity CapEx for leased railcars (*from table below*)	(483.7)	(418.9)	(128.6)	(506.7)
Adjusted Free Cash Flow After Investments and Dividends	**$ 89.4**	**$ 538.9**	**$ 138.2**	**$ 138.3**
Capital expenditures – leasing *	$ 602.2	$ 547.2	$ 237.7	$ 928.8
Less:				
Payments to retire debt	(1,442.9)	(2,315.8)	(227.0)	(1,578.5)
Proceeds from issuance of debt	1,561.4	2,444.1	336.1	2,000.6
Net proceeds from (repayments of) debt	118.5	128.3	109.1	422.1
Equity CapEx for leased railcars	$ 483.7	$ 418.9	$ 128.6	$ 506.7

[1] Amounts for the year ended December 31, 2021 include the collection of approximately $438 million of income tax refunds associated with the loss carryback provisions included in the CARES Act.

Adjusted Free Cash Flow After Investments and Dividends ("Adjusted Free Cash Flow") is a non-GAAP financial measure. The change in presentation of sales of railcars from the lease fleet, which was effected on a prospective basis beginning in the fourth quarter of 2020, had no effect on our previously reported Adjusted Free Cash Flow.

Beginning in the fourth quarter of 2020, Adjusted Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from lease portfolio sales, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for leased railcars. Equity CapEx for leased railcars is defined as leasing capital expenditures, adjusted to exclude net proceeds from (repayments of) debt.

* For periods prior to the fourth quarter of 2020, Adjusted Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from sales of leased railcars owned more than one year at the time of sale, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for leased railcars. Equity CapEx for leased railcars is defined as leasing capital expenditures, net of sold lease fleet railcars owned one year or less, adjusted to exclude net proceeds from (repayments of) debt.

We believe Adjusted Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Adjusted Free Cash Flow is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
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DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE 17 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020. (3) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (4) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. (5) Return on Equity is calculated as income (loss) from continuing operations divided by average total stockholders' equity. (6) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined below and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, which include gains on dispositions of other property, the controlling interest portion of impairment of long-lived assets and loss on extinguishment of debt, restructuring activities, interest expense, net, and pension plan settlement; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income (loss) from continuing operations and total stockholders’ equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. December 31, 2022 December 31, 2021 December 31, 2020 ($ in millions) Numerator: Income (loss) from continuing operations $ 98.9 $ 39.3 $ (250.5) Provision (benefit) for income taxes 27.6 15.9 (274.1) Income (loss) from continuing operations before income taxes 126.5 55.2 (524.6) Net (income) loss attributable to noncontrolling interest (12.8) 0.2 78.9 Adjustments: Gains on dispositions of property – other (1) (7.5) (7.8) — Impairment of long-lived assets – controlling interest (2) — — 315.1 Restructuring activities, net 1.0 (3.7) 10.9 Loss on extinguishment of debt – controlling interest (3) — 4.6 5.0 Interest expense, net (4) (1.4) — — Pension plan settlement — (0.6) 151.5 Adjusted Profit Before Tax $ 105.8 $ 47.9 $ 36.8 Denominator: Total stockholders' equity $ 1,269.6 $ 1,296.8 $ 2,016.0 Noncontrolling interest (257.2) (267.0) (277.2) Accumulated other comprehensive (income) loss (19.7) 17.0 30.9 Adjusted Stockholders' Equity $ 992.7 $ 1,046.8 $ 1,769.7 Average total stockholders' equity $ 1,283.2 $ 1,656.4 $ 2,197.5 Return on Equity (5) 7.7% 2.4% (11.4) % Average Adjusted Stockholders' Equity $ 1,019.8 $ 1,408.3 $ 1,976.5 Pre-Tax Return on Equity (6) 10.4% 3.4% 1.9%

DELIVERING GOODS for THE GOOD of ALL /// Footnotes and Reconciliations 18 Slide 4 - Rail Market Update and Commercial Overview (1) Association of American Railroads (AAR) Weekly Railcar Loadings (2) AAR Rail Time Indicators – February 1, 2023 (3) Future Lease Rate Differential (FLRD) calculates the implied change in lease rates for railcar leases expiring over the next four quarters. The FLRD assumes that these expiring leases will be renewed at the most recent quarterly transacted lease rates for each railcar type. We believe the FLRD is useful to both management and investors as it provides insight into the near-term trend in lease rates as well as the longer term impact of renewing rates on future revenue. The FLRD is calculated as follows: (New Lease Rates — Expiring Lease Rates) x Expiring Railcar Leases (Expiring Lease Rates x Expiring Railcar Leases) Slide 7 - Trinity Business Segment Performance Trends (1) Leasing Operations Profit Margin calculated using only revenues and operating profit from Leasing Operations including partially- owned subsidiaries and excluding lease portfolio sales. Leasing Operations is specific to revenue and operating profit reported under “Leasing and management” within the Railcar Leasing and Management Services Group. Slide 8 - Executing on Strategic Initiatives to Improve Pre-Tax ROE (1) Excludes corporate revolving credit facility with an outstanding balance of $225.0 million as of December 31, 2022 Slide 9 - Strong Performance Trends and Key Highlights Adjusted EPS includes the following adjustments reported by the Company (each per common diluted share): ◦ Reported Q4-21 GAAP EPS was $0.16; Adjusted EPS excludes $0.03 related to the pension plan settlement refund, $0.02 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021, $0.02 related to restructuring activities, and $0.01 related to prior year carryback claims as permitted under recent tax legislation. ◦ Reported Q1-22 GAAP EPS was $0.09; Adjusted EPS excludes $0.06 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. ◦ Reported Q2-22 GAAP EPS and Adjusted EPS was $0.14. ◦ Reported Q3-22 GAAP EPS was $0.35. Adjusted EPS excludes $0.01 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. ◦ Reported Q4-22 GAAP EPS was $0.46; Adjusted EPS excludes $0.01 of interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets and $0.01 related to prior year carryback claims as permitted under recent tax legislation Slide 10 - Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation (1) Balances and blended average interest rate as of December 31, 2022 (2) Excludes corporate revolving credit facility with an outstanding balance of $225.0 million as of December 31, 2022